UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  1 )

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GREENBOX POS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the preliminary proxy statement of GreenBox POS (the “Company”) filed on September 30, 2021 (the “Original Filing”) for the purpose of (1) correcting an inadvertent error regarding the number of authorized shares listed in Appendix A; (2) amending the number of shares and percentages held by its directors and executive officers that was incorrect due to a clerical error; and (3) updating its anticipated date of mailing of the proxy materials to be no earlier than ten days following this Amendment No. 1. Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the Original Filing.

GreenBox POS

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Dear Stockholder:

You are invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of GreenBox POS (“Greenbox,” the “Company,” “we,” “us,” or “our”), which will be held on November 18, 2021 at 1:00 p.m., Pacific Standard Time (“PST”) as a virtual meeting. The Annual Meeting will be held in a virtual meeting format only. You will be able to attend the meeting, vote, and submit your questions via the Internet by visiting www.virtualshareholdermeeting.com/GBOX2021 and entering the control number included on your proxy card. You will not be able to attend the virtual Annual Meeting physically in person.

Attached to this letter are a Notice of Annual Meeting of Stockholders and proxy statement which describe the business to be conducted at the Annual Meeting.

YOUR VOTE IS IMPORTANT TO US. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the Internet, telephone, or mail.

On behalf of the Board of Directors and management, I would like to express our appreciation for your continued support.

Very truly yours,

Fredi Nisan

Chief Executive Officer

October [ ], 2021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF GREENBOX POS

Date and Time:	November 18, 2021, 1:00 p.m. PST

Place:

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. You will be able to attend the Annual Meeting, vote, and submit your questions on the day of the meeting via the Internet by visiting www.virtualshareholdermeeting.com/GBOX2021 and entering the control number included on your proxy card.

Items of Business:

•   To elect seven directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

•   To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year ending December 31, 2021;

•   To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

•   To approve our Amended and Restated Articles of Incorporation, as described in this proxy statement;

•   To approve our Amended and Restated Bylaws, as described in this proxy statement;

•   To approve the adoption of the GreenBox POS 2021 Restricted Stock Plan; and

•   To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date:	The Board of Directors set September 28, 2021 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting.

Voting:

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the Internet, by telephone, or by completing and returning the proxy card or voting instruction card if you requested paper proxy materials. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Our annual report on Form 10-K for the year ended December 31, 2020 and the 2021 Proxy Statement are available free of charge at: www.virtualshareholdermeeting.com/GBOX2021.

By order of the Board of Directors,

Ben Errez

Chairman of the Board

October [ ], 2021

GENERAL INFORMATION

THE ANNUAL MEETING

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of GreenBox POS (“GreenBox,” the “Company,” “we,” “us,” and “our”) will take place on November 18, 2021 at 1:00 p.m. Pacific Standard Time (“PST”).

This year’s Annual Meeting will be a completely virtual meeting of stockholders through an audio webcast live over the Internet. There will be no physical meeting location. The meeting will only be conducted via an audio webcast. Please go to www.virtualshareholdermeeting.com/GBOX2021 for instructions on how to attend and participate in the Annual Meeting. Any stockholder may attend and listen live to the webcast of the Annual Meeting over the Internet at such website. Stockholders as of the Record Date may vote and submit questions while attending the Annual Meeting via the Internet by following the instructions listed on your proxy card. The webcast starts at 1:00 p.m. PST on November 18, 2021. We encourage you to access the Annual Meeting prior to the start time.

You may vote by telephone, over the Internet or by completing, signing, dating, and returning your proxy card as soon as possible in the enclosed postage prepaid envelope.

VOTING RIGHTS

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are considered the “stockholder of record” with respect to those shares. The proxy materials will be sent to you by mail directly by us. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet or by phone or mail as instructed in the proxy card to ensure your vote is counted.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.

Only holders of the Company’s common stock (“common stock”) as recorded in our stock register at the close of business on September 28, 2021 may vote at the Annual Meeting. On September 28, 2021, there were 43,290,370 shares of common stock issued and outstanding. As of the date of this Proxy Statement, the Company has not issued any shares of its preferred stock. Each share of common stock is entitled to one vote per share on any matter submitted to a vote of our stockholders.

ITEMS OF BUSINESS

There are six matters scheduled for a vote:

•	Proposal 1: To elect seven directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

•	Proposal 2: To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year ending December 31, 2021;

•	Proposal 3: To approve, on an advisory (non-binding) basis, the compensation of our executive officers;

•	Proposal 4: To approve our Amended and Restated Articles of Incorporation, as described in this proxy statement;

•	Proposal 5: To approve our Amended and Restated Bylaws, as described in this proxy statement; and

•	Proposal 6: To approve the adoption of the Greenbox POS 2021 Restricted Stock Plan.

Aside from the six proposals listed above, our board of directors (“board of directors” or the “Board”) knows of no matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.

VOTING RECOMMENDATION OF THE BOARD

The Board recommends that you vote your shares:

•  “For” the election of the seven directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

•  “For” the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year ending December 31, 2021;

•  “For” approval, on an advisory (non-binding) basis, the compensation of our named executive officers;

• “For” approval of our Amended and Restated Articles of Incorporation, as described in this proxy statement;

•  “For” approval of our Amended and Restated Bylaws, as described in this proxy statement; and

•  “For” approval of the adoption of the GreenBox POS 2021 Restricted Stock Plan.

HOW TO VOTE

You may vote “For All,” “Withhold All,” “For All Except,” or abstain from voting with respect to each nominee to the Board. For Proposals 2 through 6, you may vote “For,” “Against,” or abstain from voting. The procedures for voting are outlined below.

If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by (i) attending the Annual Meeting virtually and following the instructions posted at www.virtualshareholdermeeting.com/GBOX2021; (ii) or by proxy (x) over the Internet at www.proxyvote.com, (y) by phone by calling 1-800-690-6903, or (z) by signing and returning the proxy card in the enclosed envelope. Whichever method you use, giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. If you submit a proxy but do not specify how to vote, the Company representative named in the proxy will vote your shares in favor of the director nominees identified in this proxy statement and for Proposals 2 through 6.

Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.

If you are a beneficial owner and hold shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.

You may receive more than one set of proxy materials depending on how you hold your shares. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

REVOKING A PROXY

A stockholder of record may revoke any proxy which is not irrevocable by submitting a new proxy bearing a later date, by voting by telephone or over the Internet, or by delivering to the Corporate Secretary of the Company a revocation of the proxy in writing so that it is received by the Company prior to the Annual Meeting at 3131 Camino Del Rio North, Suite 1400, San Diego, CA 92108. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.

SOLICITATION

These proxy materials are being provided in connection with the solicitation of proxies by the Company and are first being sent to stockholders on or about October 18, 2021. In addition to this mailing, the Company’s employees may solicit proxies personally, electronically, or by telephone. The Company pays the costs of soliciting proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

VOTES REQUIRED

The vote required for Proposal 1 for the election of directors by stockholders shall be the plurality of the votes cast with respect to a director nominee. This means that the director nominees receiving the highest number of affirmative “For” votes will be elected. Abstentions and “broker non-votes” (as defined below) will not count as votes either “For” or “Against” a nominee.

Approval of Proposals 2 through 6 requires the affirmative vote of the holders of a majority of the voting power of the shares of stock present at the virtual Annual Meeting or represented by proxy and entitled to vote on the subject matter. For Proposals 2 through 6, an abstention will have the same effect as a vote against the proposal because an abstention represents a share considered present and entitled to vote. Proposal 3 is advisory only and will not be binding on the Company or the Board.

If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares must be voted as you direct. If you do not give instructions for Proposal 2 to ratify selection of the Company’s independent registered public accounting firm, the broker may vote your shares at its discretion. For the remaining proposals, including the election of directors, the broker cannot vote your shares at all. When that happens, it is called a “broker non-vote.” Broker non-votes are counted in determining the presence of a quorum at the meeting, but they will have no effect on the voting for Proposals 1, 3, 4, 5, and 6 because they do not represent shares present and entitled to vote.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means that the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either by proxy or present at the internet meeting.

Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present at the virtual Annual Meeting or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS

The following sets forth certain information, as of the date hereof and certain other information for each of the directors. References to “the Company” in this section mean the entity, GreenBox POS.

Name	Age	Position(s)

Ben Errez	59	Chairman of the Board
Fredi Nisan	38	Director and Chief Executive Officer
Genevieve Baer	43	Director
William J. Caragol	54	Director
Ezra Laniado	37	Director
Carl Williams	69	Director
Dennis James	70	Director

Ben Errez has acted as Chairman of our Board, Executive Vice President, Principal Financial Officer and Principal Accounting Officer since July 2017. He has brought this expertise to us leading us into the forefront of the blockchain-based financial software, services, and hardware market. From August 2004 until August 2015, Errez formed the start-up IHC Capital, where he held the position of Principal Consultant from founding to the present date, through which he advises clients in the South Pacific region with market capitalizations ranging from $50million to $150million on matters such as commerce, security, reliability and privacy. From January 1991 to August 2004, he served as Software Development Lead for the Microsoft International Product Group. He led the International Microsoft Office Components team (Word, Excel, PowerPoint) in design, engineering, development and successful deployment. He also served as Executive Representative of Microsoft Office and was a founding member of the Microsoft Trustworthy Computing Forum, both within the company and internationally. Errez co-authored the first Microsoft Trustworthy Computing Paper on Reliability. At Microsoft, Errez was responsible for the development of the first Microsoft software translation Software Development Kit (“SDK”) in Hebrew, Arabic, Thai, and Simplified Chinese, as well as the development of the first bidirectional extensions to Rich Text Format (“RTF”) file format, all bidirectional extensions in text converters for Microsoft Office, and contributed to the development of the international extensions to the Unicode standard to include bidirectional requirements under the World Wide Web Consortium (“W3C”). He received his Bachelor’s degree in Mathematics and Computer Science from the Hebrew University.

Fredi Nisan has served as a Director and our Chief Executive Officer since July 2017. In May 2016, Nisan founded Firmness, LLC. Through Firmness, Nisan created “QuickCitizen,” a software program that simplifies the onboarding process for new clients of law firms specializing in immigration issues. The QuickCitizen software significantly reduced law firm’s onboarding processing time from more than three hours to approximately 15 minutes. In January 2010, Nisan launched Brava POS, where he served as President until 2015. Brava POS provided point of sale (“POS”) systems for specialty retail companies. Nisan developed software to provide clients with solutions for issues ranging from inventory management to payroll to processing high volume transactions in the form of a cloud-based POS system. This system had the capability to manage multiple stores with centralized inventory and process sales without an internet connection, and offered a secure login for each employee, as well as including advanced inventory management and reporting, plus powerful functionality for its end users. From January 2007 until November 2017, Nisan worked for One Coach, in San Diego, California, as a business coach. One Coach specializes in customized growth solutions for small business owners, including the latest strategies for sales, internet marketing, branding and ROI. Nisan was consistently ranked as the top salesperson for small business coaching while working with One Coach. From March 2005 until December 2006, Nisan opened and operated a computer hardware store before becoming the Inventory Operations Manager for Zicon Israel, a hardware and software producer. At Zicon, he supervised inventory operations, worked on quality controls for motherboards and chips, and educated customers on software and hardware product functionality.

Genevieve Baer has served as a Director since February 16, 2021. She has been chief executive officer of JKH Consulting since 2009. JKH Consulting is a real estate finance consulting firm that has advised on transactions with a collective value of over $10 billion. Prior to her work with JKH Consulting, Baer worked at Magnet Industrial Bank for six years at the end of which tenure she was a Senior Vice President. Baer also worked at US Bancorp Piper Jaffray for nine years as a Vice President working on equity and debt real estate financings. Baer earned a Bachelor of Science degree in chemistry from the University of Utah.

William J. Caragol has served as a Director since February 16, 2021. Since July 2021, Mr. Caragol has been Chief Financial Officer of Mainz BioMed B.V. and since April 2020 has been a director and executive officer of Hawaiian Springs LLC, a natural artesian bottled water company. Mr. Caragol is also on the Board of Directors of Worksport Ltd. (Nasdaq: WKSP), an emerging electric vehicle company. From 2018 to the present, Caragol has also been Managing Director of Quidem LLC, a corporate advisory firm. Since 2015, Caragol has been Chairman of the Board of Thermomedics, Inc., a medical diagnostic equipment company. From 2012 to 2018, Caragol was Chairman and CEO of PositiveID, a holding company that was publicly traded that had a portfolio of products in the fields of bio detection systems, molecular diagnostics, and diabetes management products. Caragol earned a Bachelor of Science degree in business administration and accounting from Washington & Lee University.

Ezra Laniado has served as a Director since February 16, 2021. He has, since 2018, been Executive Director of the San Diego chapter of Friends of Israel Defence Forces and, since 2017, been Regional Director of the San Diego chapter of the Israeli-American Council, two American charitable organizations providing support and funds for Israel and the Israeli community in America. In such capacity, Laniado has raised over $5 million in donations and managed over 30 volunteers. From 2014 to 2017, Laniado was Co-Founder and Business Director of Shonglulu Group, a fashion brand. As Business Director, Laniado raised capital, coordinated the company’s marketing strategy, and implemented its business plan. Prior to 2014, Laniado was an attorney in Israel for four years. Laniado received a Bachelor of Arts degree and a Bachelor of Law degree from the Interdisciplinary Center Herzliya.

Carl Williams has served as a Director since May 4, 2021. Mr. Williams brings a tenured history in the payment space to our Company including a track record of founding payments and card processing companies along with several high-profile industry positions. Most recently, he served as CEO & Chairman of the Board of Planet Payment, Inc. an international payment processing and multi- currency solutions company. Planet Payment provided its service offerings in 55 countries. Williams served as a Director starting in August 2013, was elevated to President in November 2013, and made CEO and Chairman in February 2014. In 2018, Planet Payment was sold to Eurazeo, a French private equity firm. He continued as CEO until March 2020. Other prior experience in payments includes serving as the President of Worldwide Payment Processing for Global Payments from 2004 to 2009, during which time he resided in Europe and Asia. Upon returning to the United States, he remained as an Advisor to Global Payments on Business Development and International Operations from 2009 to 2013. He also served as Managing Director of Pay Anywhere LLC, a mobile credit card processor. Mr. Williams currently serves as the Chairman of the Board for General Cannabis Corp.

Dennis James has served as a Director since May 4, 2021. James is an accomplished financial executive with over 45 years of banking, accounting, and M&A experience, with both public and private companies. He currently serves as Executive Vice President and Director of Mergers/Acquisitions and Regulatory/Government Relations of Bank OZK (the “Bank”). He has served as the Director of Mergers/Acquisitions of the Bank since 2012, Executive Vice President since 2014, and the Director of Regulatory/Government Relations since 2018. James initially joined the Bank in 1981 as its Chief Financial Officer and a member of its board of directors. In November 1984, he left the Bank to serve as Vice Chairman and Chief Operating Officer of LSI Financial Group. In 2005, James rejoined the Bank and moved to the Dallas area to serve as its North Texas Division President, returning to Little Rock, Arkansas in 2012 as he assumed his current role as the Bank’s Director of Mergers/Acquisitions. He has served as board member for a variety of private companies and nonprofits. Mr. James graduated from the University of Arkansas with honors, receiving a Bachelor of Science and Bachelor of Law degree with a major in accounting.

FAMILY RELATIONSHIPS

We employ two of our Chief Executive Officer’s brothers, Dan and Liron Nusonivich, who are paid approximately $150,000 and $95,000 per year, respectively. (See “Certain Relationships and Related Transactions and Director Independence.”) There are no family relationships between any of other directors or executive officers and any other employees or directors or executive officers. The Company made charitable donations to a 501(c)(3) no-profit organizations in which Nate Errez, the son of Ben Errez, is a member, and may be seen as the primary beneficiary of the donations.

COMPOSITION OF OUR BOARD OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of seven directors. Subject to the terms of our Articles of Incorporation and Bylaws, the number of directors is fixed by our board of directors. At each Annual Meeting of Stockholders, a class of directors will be elected for a one year term, until his or her successor is elected at our Annual Meeting or his or her death, resignation or removal, whichever is earliest to occur.

BOARD MEETING QUORUM REQUIREMENTS

Our Bylaws and our Amended and Restated Bylaws (the “Bylaws”) provide that a majority of the total number of directors then in office will constitute a quorum.

The Board did not meet in 2020, but made all decisions by Unanimous Written Consent.

We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at Board and committee meetings.

BOARD COMMITTEES

The Board has established the following three standing committees: Audit Committee; Compensation Committee; and the Nominating and Governance Committee or “Nominating Committee.” Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee is responsible for, among other matters:

•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm its independence from management;

•	reviewing with our independent registered public accounting firm the scope and results of its audit;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•

overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the Securities and Exchange Commission (“SEC”);

•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•	coordinating the oversight by our Board of our code of business conduct and our disclosure controls and procedures;

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters;

•	reviewing and approving related-person transactions; and

•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm.

The Audit Committee consists of Ms. Baer, Mr. Caragol, Mr. Laniado, Mr. James, and Mr. Williams. Mr. Caragol serves as chairman of our Audit Committee. The Board has reviewed the independence of our directors based on the listing standards of Nasdaq. Based on this review, the Board has determined that that each of the members of our Audit Committee meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and Nasdaq rules. The Board has determine that Mr. Caragol qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our board of directors has adopted a written charter for the Audit Committee which is available on our principal corporate website at www.greenboxpos.com.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

•	reviewing key employee compensation goals, policies, plans, and programs;

•	reviewing and approving the compensation of our directors and executive officers;

•	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•	appointing and overseeing any compensation consultants.

Our Compensation Committee consists of Ms. Baer, Mr. Caragol, Mr. Laniado, Mr. James, and Mr. Williams. Mr. Caragol serves as chairman of our Compensation Committee. Our Board has determined that each member of the Compensation Committee is “independent” and meets the independence requirements applicable to Compensation Committee members under the rules of Nasdaq.

Our board of directors has adopted a written charter for the Compensation Committee which is available on our principal corporate website at www.greenboxpos.com.

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities.

Nominating and Corporate Governance Committee

The purpose of the Nominating Committee is to assist the board in identifying qualified individuals to become board members, in determining the composition of the board, and in monitoring the process to assess board effectiveness.

Our Nominating Committee consists of Ms. Baer, Mr. Caragol, Mr. Laniado, Mr. James, and Mr. Williams. Mr. Caragol serves as chairman of our Nominating Committee. Our Board has determined that each member of the Nominating Committee is “independent” and meets the independence requirements applicable to Nominating Committee members under the rules of Nasdaq.

Our board of directors has adopted a written charter for the Nominating Committee which is available on our principal corporate website at www.greenboxpos.com.

DIRECTOR COMPENSATION

Messrs. Nisan and Errez are executive officers and majority shareholders through their shared majority ownership of GreenBox POS, LLC (“PrivCo”). During 2020, we did not separately compensate Messrs. Nisan and Errez for their service on the Board.

Beginning in 2021, Messrs. Nisan and Errez receive cash compensation in the amount of $2,500 per month for their service as directors in addition to their salaries as executive officers and receive shares of common stock in an amount equal to $5,000 per month.

Non-Employee Director Compensation

Each of the directors has entered into board of director agreements (the “BOD Agreements”). Pursuant to the BOD Agreements, each of the non-employee directors receive cash compensation in the amount of $2,500 per month, with Mr. Caragol receiving $5,000 per month. Pursuant to the BOD Agreements, each non-employee director receives equity compensation in the form of shares of common stock in an amount equal to $2,500 per month, with Mr. Caragol receiving shares of common stock in an amount equal to $5,000 per month. Additionally, from time to time, each of the independent directors may receive awards pursuant to the Company’s various equity incentive plans.

Indemnification Agreements

The Company and each of the directors agreed to execute an indemnification agreement in favor of the Board (the “Indemnification Agreement”). In addition, so long as the Company’s indemnification obligations exist under the Indemnification Agreement, the Company shall provide the Board members with directors’ and officers’ liability insurance coverage in the amounts specified in the Indemnification Agreement.

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

With respect to the roles of Chairman of the Board and Chief Executive Officer, our Corporate Governance Guidelines provide that the roles may be separated or combined, and our board of directors is able to exercise its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Our Corporate Governance Guidelines provide the flexibility for our board of directors to modify our leadership structure in the future as appropriate.

Currently, Mr. Nisan is our Chief Executive Officer (principal executive officer) and Mr. Errez is Chairman of the Board.

DIRECTOR INDEPENDENCE

Our board of directors has undertaken a review of the independence of our directors and considered whether any such director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our board of directors has determined that each of Genevieve Baer, William J. Caragol, Ezra Laniado, Carl Williams, and Dennis James is an “independent director,” as defined under the rules of Nasdaq.

RISK OVERSIGHT

Our Board oversees a company-wide approach to risk management. Our Board determines the appropriate risk level for us generally, assess the specific risks faced by us and review the steps taken by management to manage those risks. While our Board will have ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors are responsible for overseeing the management of risks associated with the independence of our Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation Committee are Ms. Baer, Mr. Caragol, Mr. Laniado, Mr. James, and Mr. Williams, all of whom are “independent directors” within the meaning of the Nasdaq Listing Rules and are not employees or former employees of the Company. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity of which any such entity’s executive officers served as a member of our board of directors.

CODE OF ETHICS

Our Board adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees. A copy of this code is available on our website. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics and any waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

DIRECTOR NOMINATIONS

The Nominating Committee is responsible for identifying individuals qualified to become members of the Board and recommending them to the Board. The Nominating Committee will ensure that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. The Board is responsible for selecting the nominees for election to the Board.

DIRECTOR SELECTION

The Nominating Committee, in recommending director candidates for election to the Board, and the Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics, and values and the ability to make mature business judgments.

The Nominating Committee and the Board will also consider whether there are potential conflicts of interest. The Nominating and Corporate Governance Committee and the Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen.

BOARD SELF-ASSESSMENT

The Board conducts, and the Nominating Committee oversees, an annual self-evaluation to determine whether the Board is functioning effectively. The Board periodically considers the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

In addition, our Nominating Committee, Audit Committee, and Compensation Committee each conduct their own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

COMMUNICATING WITH OUR DIRECTORS

The Board welcomes communications from our stockholders, and it is our policy to facilitate communication from stockholders. The Board generally believes it is in our best interests that designated members of management speak on behalf of the Company. Stockholders and other interested parties wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to a particular Board member, by mailing such correspondence to Greenbox POS, Corporate Secretary, 3131 Camino Del Rio North Suite 1400, San Diego, CA 92108.

Please indicate on the envelope or in the email whether the communication is from a stockholder or other interested party. The Board has instructed the Corporate Secretary and other relevant members of management to examine incoming communications and forward to the Board or individual Board members as appropriate, communications he or she deems relevant to the Board’s roles and responsibilities. The Board has requested that certain types of communications not be forwarded, and redirected if appropriate, such as: spam, business solicitations or advertisements, resumes or employment inquiries, service complaints or inquiries, surveys, or any threatening or hostile materials.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers, and any beneficial owners of more than 10% of our common stock to file reports relating to their ownership and changes in ownership of our common stock with the SEC and Nasdaq by certain deadlines. Based on a review of Section 16 filings with respect to our Company made during or with respect to the preceding year, we believe that during the year ended December 31, 2020 the following delinquent reports were made:

Name and Affiliation	No. of Late Reports	No. of Transaction not Filed on a Timely Basis	Known Failures to File
Ben Errez, Chairman of the Board	7	6	None
Fredi Nisan, Director and Chief Executive Officer	7	9	None
Kenneth Haller, President of Payments	5	4	5*
Lindsey Lee, VP of Legal	6	9	None

All other current directors and Executive Officers of the Company did not start their position until after December 31, 2020.

*As of the date of this Proxy Statement, Mr. Haller has not filed any of his insider filings, but is currently preparing to do so. Therefore, these numbers are only an approximation.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the following seven director candidates, all of whom currently serve as our directors, to hold office until our 2022 Annual Meeting of Stockholders: Ben Errez, Fredi Nisan, Genevieve Baer, William J. Caragol, Ezra Laniado, Carl Williams, and Dennis James.

The Company representatives named in the proxy intend to vote for the election of each of the director nominees below unless you indicate on your proxy that your vote should be withheld from any or all of the nominees.

For details regarding the qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Board of Directors” on page 4.

VOTES REQUIRED

Approval of Proposal No. 1 requires the plurality of the votes cast with respect to a director nominee. This means that the director nominees receiving the highest number of affirmative “for” votes will be elected. Abstentions and broker non-votes will have no effect on the election of directors.

The Board recommends you vote FOR each of the nominated directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has approved the retention of BF Borgers CPA PC as our independent registered public accountants to audit our financial statements for fiscal year 2021. We are asking that you ratify that appointment, although your ratification is not required.

BF Borgers CPA PC Information

The following table presents fees for services rendered by BF Borgers CPA PC during fiscal years ended December 31, 2020 and December 31, 2019 (in thousands):

For the Year Ended December 31,	2020	2019
Audit fees (audit for original filings)	$125,000	$58,000
Audit fees (audit for amended filings)	-	-
Tax fees	-	-

Total	$125,000	$58,000

In the above table, “Audit Fees” represent fees billed for the two most recently completed fiscal periods ended December 31, 2020 and December 31, 2019 for professional services rendered by our independent registered public accounting firm auditors for the audit of our annual consolidated financial statements, quarterly reviews of our interim consolidated financial statements, and services normally provided by independent accountants in connection with statutory and regulatory filings or engagements for these fiscal periods. The audit fees include review of our interim financial statements and year-end audit. “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee reviews the independence of our independent registered public accounting firm on an annual basis and has determined that BF Borgers CPA PC is independent. In addition, the Audit Committee pre-approves all work and fees of our independent registered public accounting firm.

VOTES REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

The Board recommends you vote FOR the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

The Audit Committee has reviewed and discussed with Greenbox’s management and BF Borgers CPA PC the audited consolidated financial statements of Greenbox contained in Greenbox’s Annual Report on Form 10-K for the 2020 fiscal year. The Audit Committee has also discussed with BF Borgers CPA PC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from BF Borgers CPA PC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with BF Borgers CPA PC its independence from Greenbox.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Greenbox’s Annual Report on Form 10-K for its 2020 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee
William J. Caragol (Chairperson)	Genevieve Baer	Ezra Laniado
Carl Williams	Dennis James

PROPOSAL 3

APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we are requesting your advisory, non-binding say-on-pay vote.

We want our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to a more meaningful and coherent communication between us and our stockholders on the compensation of our named executive officers. An annual advisory vote on executive compensation is consistent with our goal of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies, and practices.

See “Executive Compensation” on page 18.

VOTES REQUIRED

This proposal is advisory only and will not be binding on the Company or the Board, nor will it be construed as overruling a decision by the Company or the Board or as creating or implying any additional fiduciary duty for the Company or the Board. However, the Board and our management value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when determining the compensation of our executive officers.

The Board recommends you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

We are asking our stockholders to approve an amendment and restatement of our Articles of Incorporation in the form of the Amended and Restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”). The Amended and Restated Articles of Incorporation amend certain provisions to (i) align our articles of incorporation with recent amendments to our Bylaws that were approved by the Board and (ii) update certain references in our Articles of Incorporation.

A copy of the Amended and Restated Articles of Incorporation is attached as Appendix A to this proxy statement.

The Board has determined that adopting the Amended and Restated Articles of Incorporation is advisable and in the best interests of the Company and our stockholders and has directed that it be submitted to our stockholders for approval. If approved, the Amended and Restated Articles of Incorporation would become effective upon its filing with the Secretary of State of the State of Nevada. The Board currently plans to file the Amended and Restated Articles of Incorporation as soon as reasonably practicable after receiving approval from our stockholders.

VOTES REQUIRED

An affirmative vote of the holders of at least a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting is required to adopt the Amended and Restated Articles of Incorporation.

The Board recommends you vote FOR approval of the Amended and Restated Articles of Incorporation.

PROPOSAL 5

APPROVAL OF AMENDED AND RESTATED BYLAWS

We are asking our stockholders to approve an amendment and restatement of our Bylaws in the form of the Amended and Restated Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws amend certain provisions to (i) align our bylaws with recent amendments to our Articles of Incorporation that were approved by the Board and (ii) update certain references in our Bylaws.

A copy of the Amended and Restated Bylaws is attached as Appendix B to this proxy statement.

The Board has determined that adopting the Amended and Restated Bylaws is advisable and in the best interests of the Company and our stockholders and has directed that it be submitted to our stockholders for approval. If approved, the Amended and Restated Bylaws would become effective November 18, 2021.

VOTES REQUIRED

An affirmative vote of the holders of at least a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting is required to adopt the Amended and Restated Bylaws.

The Board recommends you vote FOR approval of the Amended and Restated Bylaws.

PROPOSAL 6

ADOPTION OF THE GREENBOX POS 2021 RESTRICTED STOCK PLAN

We are asking our stockholders to approve the Greenbox POS 2021 Restricted Stock Plan.

The Board has determined that adopting the Greenbox POS 2021 Restricted Stock Plan is advisable and in the best interests of the Company and our stockholders and has directed that it be submitted to our stockholders for approval. If approved, the Greenbox POS 2021 Restricted Stock Plan would become effective November 18, 2021.

RESTRICTED STOCK PLAN

A copy of the 2021 Restricted Stock Plan is attached as Appendix C to this proxy statement. The description of the 2021 Restricted Stock Plan contained herein is a summary and is qualified by and subject to the full text of the 2021 Restricted Stock Plan.

The terms of the Restricted Stock Plan are as follows:

Purpose of the 2021 Restricted Stock Plan. The 2021 Restricted Stock Plan is intended to provide incentives which will attract, retain, motivate, and reward officers, directors, and key employees of us or any of our Affiliates (“Participants”), by providing them opportunities to acquire shares of our common stock.

Stock Subject to the Plan. The aggregate number of shares of common stock that may be subject to Awards granted under the 2021 Restricted Stock Plan is 5,000,000 shares of common stock. If any shares of common stock are forfeited, retained by us as payment of tax withholding obligations with respect to an Award, or surrendered to us to satisfy tax withholding obligations, such shares will be added back to the shares available for Awards. The 2021 Restricted Stock Plan contains certain adjustment provisions relating to stock dividends, stock splits, and the like.

Administration of the 2021 Restricted Stock Plan. The 2021 Restricted Stock Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee has the full power and authority to grant Awards to the persons eligible to receive such Awards and to determine the amount, type, terms, and conditions of each such Award.

Eligibility. Participants consist of such officers, directors, and key employees of us or any of our Affiliates as the Committee, in its sole discretion, determines to be significantly responsible for our success and future growth and profitability and whom the Committee may designate from time to time to receive Awards under the 2021 Restricted Stock Plan.

Types of Awards. Stock Awards and Performance Awards may, as determined by the Committee, in its discretion, constitute Performance-Based Awards.

Stock Awards

The Committee is authorized to grant Stock Awards and will, in its sole discretion, determine the recipients and the number of shares of common stock underlying each Stock Award. Each Stock Award will be subject to such terms and conditions consistent with the 2021 Restricted Stock Plan as determined by the Committee and as set forth in an Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares and our right to reacquire such shares for no consideration upon termination of the Participant’s employment or membership on the Board, as applicable, within specified periods.

Performance Awards

The Committee is authorized to grant Performance Awards and will, in its sole discretion, determine the recipients and the number of shares of common stock that may be subject to each Performance Award. Each Performance Award will be subject to such terms and conditions consistent with the 2021 Restricted Stock Plan as determined by the Committee and as set forth in an Award agreement. The Committee will set performance targets at its discretion which, depending on the extent to which they are met, will determine the number of Performance Awards that will be paid out to the Participants and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

The Committee has the authority to adjust performance targets. The Committee also has the authority to permit a Participant to elect to defer the receipt of any Performance Award, subject to the 2021 Restricted Stock Plan.

Performance-Based Awards

Certain Stock Awards and Performance Awards granted under the 2021 Restricted Stock Plan and the compensation attributable to such Awards are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. The Committee determines whether Stock Awards and Performance Awards granted under the 2021 Restricted Stock Plan qualify as Performance-Based Awards. The Committee will establish in writing the performance goals, the vesting period, the performance targets, and any other terms and conditions of the Award in its sole discretion.

Vesting. Awards granted to Participants under the 2021 Restricted Stock Plan may be subject to a graded vesting schedule, unless otherwise determined by the Committee.

If we have a Change in Control, all unvested Awards granted under the 2021 Restricted Stock Plan will become fully vested immediately upon the occurrence of the Change in Control and such vested Awards will be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations.

Subject to the discretion of the Committee, if a Participant’s employment or membership on the Board is terminated due to death or Disability, then all unvested and/or unearned Awards will be forfeited as of such date.

Section 409A of the Code

Awards under the 2021 Restricted Stock Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, we will not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

Transferability. Each Award granted under the 2021 Restricted Stock Plan will not be transferable otherwise than by a will or the laws of descent and distribution or as otherwise decided by the Committee.

Fair Market Value. For purposes of the 2021 Restricted Stock Plan, “Fair Market Value” means, as of any given date, the closing price of a share of common stock on Nasdaq or such other public trading market on which shares of common stock are listed or quoted on that date.

Withholding. All payments or distributions of Awards made pursuant to the 2021 Restricted Stock Plan will be net of any amounts required to be withheld pursuant to applicable federal, state, and local tax withholding requirements.

Amendments. Our Board or the Committee may amend the 2021 Restricted Stock Plan from time to time or suspend or terminate it at any time. However, no amendment will be made, without approval of our shareholders to (i) increase the total number of shares which may be issued under the 2021 Restricted Stock Plan; (ii) modify the requirements as to eligibility for Awards under the 2021 Restricted Stock Plan; or (iii) otherwise materially amend the 2021 Restricted Stock Plan as provided in Nasdaq rules.

Term of the 2021 Restricted Stock Plan. The 2021 Restricted Stock Plan will terminate on the seventh anniversary of its Effective Date.

VOTES REQUIRED

An affirmative vote of the holders of at least a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting is required to adopt the Greenbox POS 2021 Restricted Stock Plan.

The Board recommends you vote FOR approval of the Greenbox POS 2021 Restricted Stock Plan.

EXECUTION COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This section discusses the principles underlying the material components of our 2020 executive compensation program and the factors relevant to an analysis of these policies and decisions. Our executive officers who are named in the “Summary Compensation Table” below (our “Named Executive Officers”) were our only executive officers during 2020. Our “Named Executive Officers” for 2020 consist of the following persons:

-	Ben Errez, who serves as Chairman of the Board and Executive Vice President and was our principal financial officer;

-	Fredi Nisan, who serves as our Chief Executive Officer and is our principal executive officer; and

-	Kenneth Haller, our Senior Vice President of Payment Systems.

Biographies for Ben Errez and Fredi Nisan are provided above in “Board of Directors” on page 4.

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (Principal Executive Officer) and our two most highly compensated executive officers other than the Principal Executive Officer during fiscal years 2020 and 2019 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Options Awards ($)	All Other Compensation ($)		Total ($)
Ben Errez	2020	200,100	—	—	—	26,176	(1)	226,276
Chairman and Executive Vice President	2019	200,000	—	—	—	—		200,000

Fredi Nisan	2020	200,100	—	—	—	13,572	(2)	213,672
CEO/Director	2019	200,000	—	—	—	—		200,000

Kenneth Haller	2020	202,492	—	—	—	—		202,492
SVP of Payment Systems	2019	150,669	—	—	—	—		150,669

(1)	The Company contributed $6,000 to Mr. Errez’s 401(k) and the Company paid $20,176 in medical insurance premiums on behalf of Mr. Errez and his dependents.

(2)	The Company paid $13,572 in medical insurance premiums on behalf of Mr. Nisan and his dependents.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards held by the Named Executive Officers as of December 31, 2020:

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Ben Errez	83,333		0.39	6/24/2025
	83,333		6.06	6/1/2026

Fredi Nisan	83,333		0.39	6/24/2025
	83,333		6.06	6/1/2026

Kenneth Haller	83,333		0.39	6/24/2025
	83,333		6.06	6/1/2026

(1)	All option awards reflect stock options granted under the Company’s 2020 Incentive and Nonstatutory Stock Option Plan (the “2020 Stock Option Plan”) that vested immediately upon issuance.

Employment/Consulting Contracts, Termination of Employment, Change-in-Control Arrangements

The Company has not entered into employment agreements or other compensation agreements with its executive officers. All employee contracts are “at will.” There are no potential payments payable to the Named Executive Officers upon a termination of employment in connection with a change in control.

SIGNIFICANT DEVELOPMENTS IN OUR EXECUTIVE COMPENSATION PROGRAM IN 2021

On June 2, 2021, each of Messrs. Nisan and Errez received 3,005 stock options that vested immediately upon issuance with an exercise price of $13.31 and a term of five years.

We have also determined that the following individuals are Executive Officers of the Company: Kenneth Haller, President of Payments; Benjamin Chung, Chief Financial Officer; Vanessa Luna, Chief Operating Officer; Dante Croup, Senior Vice President of Payments; Pouya Moghavem, Chief Business Development Officer; and Lindsey Lee, Vice President of Legal.

On June 2, 2021, Mr. Haller was awarded 3,306 stock options with an exercise price of $12.10 with a term of ten years. On August 17, 2021, Mr. Haller was awarded 2,534,213 stock options with an exercise price of $7.31 with a term of ten years . On April 20, 2021, Mr. Chung was awarded 100,000 stock options with an exercise price of $7.63 with a term of five years . On June 2, 2021, Ms. Luna was awarded 3,306 stock options with an exercise price of $12.10 with a term of ten years and 91,667 shares of common stock. On June 15, 2021, Mr. Croup was awarded 25,000 shares of common stock. On June 02, 2021, Ms. Lee was awarded 1,798 stock options with an exercise price of $12.10 with a term of ten years and 1,448 shares of common stock.

Their base salaries are as follows: Mr. Haller receives $200,000 per annum. Mr. Chung receives $320,000 per annum. Ms. Luna receives $200,000 per annum. Mr. Croup receives $320,000 per annum; Mr. Moghavem receives $200,000 per annum; and Ms. Lee receives $145,000 per annum.

These awards will be reported in the Summary Compensation Table for 2021 and are not reflected in “Summary Compensation Table” above.

Determination of Compensation

We operate in a competitive marketplace for attracting and retaining experienced and skilled executives. To meet this challenge, we strive to create a compensation program that rewards profitable company growth and differentiates pay based on business unit, division, and individual contributions.

The current compensation levels of our Executive Officers primarily reflect the roles and responsibilities of each individual, as well as the length of time each individual has been an executive officer with the Company. Further, they reflect our understanding of the competitive market, our recruiting and retention goals, individual performance, value to the Company, and other factors including our view of internal equity and consistency.

Prior to our shares of common stock becoming listed on Nasdaq, our Chief Executive Officer had been responsible for establishing compensation arrangements with our executives. Now, compensation is determined by our Compensation Committee. The Compensation Committee is also responsible for overseeing our long-term equity incentive compensation program and approving the ongoing compensation arrangements for our board of directors and executive officers.

Our executive compensation program includes the following:

•	base salary;

•	annual performance-based non-equity incentive compensation;

•	equity incentive compensation;

•	a 401(k) retirement savings plan; and

•	health and welfare benefits and certain limited perquisites and other personal benefits.

Our executive compensation program includes equity awards for equity interests in the Company granted under the 2020 Stock Option Plan and 2021 Stock Option Plan. Consistent with our compensation philosophy, we have emphasized the use of equity to incentivize our Executive Officers to focus on the growth of our overall enterprise value and, correspondingly, the creation of value for our equity holders. We consider equity-based compensation a significant motivator in encouraging executives to come, stay, grow, and lead.

EXECUTIVE COMPENSATION PROGRAM COMPONENTS

The following describes the primary components of our executive compensation program for each of our Executive Officers, the rationale for that component, and how compensation amounts are determined.

Base Salary

Our Executive Officers’ initial annual base salaries were established through arm’s-length negotiation at the time the individual was hired or promoted into their current role, taking into account his or her qualifications, experience, and prior salary level. Thereafter, the base salaries of our Executive Officers are determined by the Compensation Committee on a going forward basis.

Equity Incentive Compensation

Equity Awards

Historically, some of our Executive Officers have been granted shares of our common stock. These stock awards were not subject to any vesting conditions. The stock awards were used as performance incentive and to align our Executive Officers’ compensation to the interests of the Company. If approved in this Annual Meeting, we intend to use the Restricted Stock Plan for any future stock grants to our Executive Officers.

Stock Options

Previously, the stock option awards were determined by our Chairman and Chief Executive Officer. In determining stock option awards, our Chairman and Chief Executive Officer considered the performance levels of the employees against performance metrics set by employees’ direct managers and for executive compensations additional performance metrics were set for the Company by the Board of Directors, Chairman, and Chief Executive Officer. Our Compensation Committee now determines the stock option awards to each of our Executive Officers, in their discretion. The 2020 Stock Option Plan and 2021 Stock Option Plan became effective upon the approval thereof by our stockholders. We intend to utilize the 2020 and 2021 Stock Option Plans to grant equity awards to our Executive Officers going forward.

Retirement Savings

We have established 401(k) retirement savings plans for our associates, including the Executive Officers, who satisfy certain eligibility requirements. Our Executive Officers are eligible to participate on the same terms as all of our associates. Under the 401(k) plans, eligible associates may elect to reduce their current compensation by up to the prescribed annual limit and contribute these amounts to the 401(k) plan. Subject to eligibility limits, we provide a matching contribution of up to 50% of the first 3% of salaries contributed by participating associates.

Other Benefits and Perquisites

Additional benefits received by our Executive Officers include certain benefits provided to our associates generally, including medical, dental, and vision benefits, flexible spending and/or healthcare saving accounts, basic and voluntary life and accidental death and dismemberment insurance, short-term and long-term disability insurance, critical illness and accident insurance, as well as certain benefits provided only to certain members of management, including executive health care insurance premiums, supplemental disability insurance, monthly car allowances, financial counseling, and club memberships. See “Executive Compensation—Summary Compensation Table.” Currently, as well as in the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual Executive Officer in the performance of his or her duties, to make our Executive Officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits for our Executive Officers will be approved and subject to periodic review by the Compensation Committee. We do not expect these perquisites and personal benefits to be a significant component of our compensation program.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers, and stockholders.

Family Relationships

We hired Dan Nusinovich (“Dan”) on or about February 19, 2018 as our Development and Testing Manager. Dan is the brother of Fredi Nisan, our Chief Executive Officer and Director. Subsequently, we entered into a Referral Commission Agreement with Dan in November 2018, which expired November 2019, under which Dan was to receive 10% for new business resulting from his direct introductions. No new business was generated by Dan, thus Dan was not paid under the Referral Agreement. On or about June 2020, we issued Dan 220,000 fully vested stock options to purchase common stock with an exercise price of $0.07 per share. We pay Dan approximately $150,000 per year.

We hired Liron Nusinovich (“Liron”) on or about July 16, 2018 as our Risk Analyst. Liron is the brother of Fredi Nisan, our Chief Executive Officer and Director. On or about June 18, 2019, we issued 110,000 shares of common stock to Liron, who was one of nine employees to receive a performance bonus in stock on this day. The shares were fully vested upon issuance and worth $11,000, on the day of issuance. We pay Liron approximately $95,000 per year.

Inadvertent Share Transfers

On or about December 27, 2018 and January 4, 2019, 180,833 shares, worth approximately $325,500 as of the close of trading on the days of issuance, were inadvertently transferred from PrivCo instead of being issued by the Company. Subsequently, on or about August 14, 2019, we issued 180,833 shares to PrivCo as repayment of the shares that had been previously inadvertently transferred.

Pop N Pay, LLC

In addition to his employment with the Company, Dan owns 100% of Pop N Pay, LLC (“PNP”), a Delaware registered limited liability company, that he formed on August 20, 2018. During the late summer of 2018, when both market opportunity and demand necessitated opening additional bank accounts to support our payment processing products and services, we turned to PNP to open new accounts, as a trustee, on our behalf. For his assistance, Dan, through his ownership of PNP, received approximately $3,000 (in addition to Dan’s salary) in early 2019, for services rendered in the fourth quarter of 2018. PNP was legally closed as of March 31, 2021.

Kenneth Haller and the Haller Companies

Kenneth Haller (“Haller”) became our Senior Vice President of Payment Systems in November 2018. The Company began working indirectly with Haller earlier in 2018, both individually and through our relationship with MTrac Tech Corporation (“MTrac”), which in turn has business relationships with Haller. Haller brings considerable advantages to our platform development and business development efforts and capabilities, including transactional business relations and a large network of agents, which we believe, are capable of processing approximately $1 billion of transactions annually (the “Haller Network”). The Haller Network is an amalgamation of the collective networks of Haller and three companies owned or majority-owned by Haller, which are Sky Financial & Intelligence, LLC (“Sky”), Charge Savvy, LLC, and Cultivate, LLC (collectively, the “Haller Companies”), each of which has formalized business relationships with us, as well as with some of our partners, which we believe allows us to maximize and diversity our market penetration capabilities. Haller, through Sky, owns controlling interests in Charge Savvy, LLC and Cultivate, LLC, with whom we do business indirectly, through their respective business relationship with MTrac.

The following are certain transactions between the Company and the Haller Companies:

Sky Financial & Intelligence, LLC – Haller owns 100% of Sky Financial & Intelligence LLC (“Sky”), a Wyoming limited liability company, and serves as its sole Managing Member. Sky is a strategic merchant services company that focuses on high risk merchants and international credit card processing solutions. In 2018, Sky was using GreenBox’s QuickCard payment system as its main payment processing infrastructure, through Sky’s relationship with MTrac. It was through this successful relationship that we came to know Haller and the Haller Network. Realizing that the Haller Network and Haller’s unique skill set was highly complementary to our business objectives, we commenced discussions to retain Haller through his consulting firm, Sky, for a senior role, directly responsible for growing GreenBox’s operations. Subsequently, in November 2018, Haller was appointed as our Senior Vice President of Payment Systems, for a monthly consulting fee of $10,000, paid to Sky (“Haller Consulting Fee”). This relationship was referenced in press releases as GreenBox’s “acquisition of Sky MIDs Technologies” (see Sky MIDs below). As our relationship with Haller/Sky is non-exclusive, Haller and the Haller Companies provide services to other companies, including those listed below. Any revenue generated by Haller and/or the Haller Companies through these other relationships is in addition to the Haller Consulting Fee.

Charge Savvy, LLC – On July 13, 2021 we closed on the acquisition of 100% of the membership interests of Charge Savvy, LLC (“Charge Savvy”), an Illinois limited liability company, pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”). Sky owned 68% of Charge Savvy. Haller served as one of three Managing Members of Charge Savvy, along with Higher Ground Capital, LLC and Jeff Nickel. The three managing members of Charge Savvy own the same percentages of Cultivate, as they do Charge Savvy. The purchase price under the Purchase Agreement was 1,000,000 shares of our common stock, 900,000 of which were issued immediately upon closing, and the remaining 100,000 shares of common stock may or may not be paid to the sellers depending on certain conditions precedent to such further issuances (the “Holdback Shares”). The Holdback Shares may be issued and delivered to the sellers after closing upon our receipt of a Phase I Environmental Assessment Report that does not raise environmental issues of concern regarding certain real estate owned by Charge Savvy.

Sky Mids –Previous references in press releases issued by us in or about August 2018 regarding a “Sky Mids Acquisition” are references to the non-exclusive working relationship between PrivCo (and subsequently, us) and Sky/Haller. The designation “Sky MIDs” was a colloquial reference to Sky, based upon a Sky-owned and operated website, which is no longer in use. While an acquisition of Sky has not formally been executed, nor have we executed a formal engagement with Haller nor Sky, previous statements regarding the nature of our relationship with Sky Mids, which include our beliefs in the advantages of this relationship, accurately represent the working relationship between the Company and Sky/Haller.

Indemnification Under Articles of Incorporation and Bylaws; Indemnification Agreements

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Nevada Revised Statutes (“NRS”), subject to certain exceptions contained in our Bylaws. In addition, our Bylaws provide that our directors will not be liable for monetary damages for breach of fiduciary duty.

Policy Regarding Related Party Transactions

Our board of directors adopted a written policy contained in our Code of Business Conduct and Ethics regarding transactions with related persons. As a general rule, conducting corporate business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role, should be avoided. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in-laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee. If such a related party transaction is unavoidable, the nature of the related party transaction must be fully disclosed to our Chief Financial Officer (“CFO”). If determined to be material to the Company by the CFO, our Audit Committee must review and approve in writing in advance such related party transactions. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed, and approved in writing in advance by the Board. We must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 28, 2021, the number of shares of Common Stock owned of record and beneficially by (i) each of our named executive officers and directors; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all directors and officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock are deemed to be outstanding and to be beneficially owned by the person listed below for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person, if that person has the right to acquire beneficial ownership of such shares within 60 calendar days of the date of this Information Statement.

Unless otherwise indicated below, we believe that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and dispose of the shares listed opposite the stockholder’s name. All calculations are based on 43,290,370 shares of Common Stock outstanding. Unless otherwise indicated below, the address of each beneficial owner is c/o GreenBox POS, 3131 Camino Del Rio North, Suite 1400, San Diego, CA 92108.

Name and Address of Owner	Shares of Common Stock Owned Beneficially		Percent of Class

5% Holders
GreenBox POS LLC(1)	20,489,208		47.3%

Officers and Directors
Ben Errez, Chairman of the Board of Directors and Executive Vice President	20,611,189	(2)	47.5%
Fredi Nisan, Director and Chief Executive Officer	20,579,370	(3)	47.4%
Kenneth Haller, President of Payments	4,829,301	(4)	10.5%
Vanessa Luna, Chief Operating Officer	178,306	(5)	*
Benjamin Chung, Chief Financial Officer	100,000	(6)	*
Lindsey Lee, VP of Legal	45,924	(7)	*
Dennis Croup, Senior Vice President of Payments	25,000		*
Dennis James, Director	13,255		*
Carl Williams, Director	8,755		*
Pouya Moghavem, Chief Business Development Officer	126,011	(8)	*
William J. Caragol, Director	3,742		*
Genevieve Baer, Director	1,870		*
Ezra Laniado, Director	1,870		*

Total of Officers and Directors (13 Persons)	26,035,385		56.3%

* Less than 1%

(1) GreenBox POS LLC (“PrivCo”) holds 20,489,208 shares of Common Stock. PrivCo is managed by its two managing members, Ben Errez and Fredi Nisan, both of whom serve as our officers and directors. Messrs. Errez and Nisan each own 50% of PrivCo.

(2) Includes 20,489,208 shares of Common Stock in the name of PrivCo over which Mr. Errez has voting power and control and 86,338 fully vested options to purchase shares of Common Stock.

(3) Consists of 20,489,208 shares of Common Stock in the name of PrivCo over which Mr. Nisan has voting power and control and 86,338 fully vested options to purchase shares of Common Stock.

(4) Includes 2,704,186 fully vested options to purchase shares of Common Stock.

(5) Includes 3,306 fully vested options to purchase shares of Common Stock.

(6) Consists of 100,000 fully vested options to purchase shares of Common Stock.

(7) Includes 5,923 fully vested options to purchase shares of Common Stock.

(8) Includes 5,472 fully vested options to purchase shares of Common Stock.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2022 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before August 20, 2022. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2022 proxy statement.

In accordance with our Bylaws, in order to be properly brought before the 2022 Annual Meeting, regardless of inclusion in our proxy statement, notice of a matter a stockholder wishes to present, including any director nominations, must be delivered to the Company at the physical address provided below, not less than 90 nor more than 120 days prior to the first anniversary date of this year’s Annual Meeting, which would be no earlier than July 21, 2022 and no later than August 20, 2022. If, however the date of the meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than 90 days prior to the 2022 Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or 10th day following the day on which public announcement of the date of such meeting is first made by the us. The stockholder must also provide all of the information required by our Bylaws.

GreenBox POS

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.

The Company will promptly deliver an additional copy of any such document to any stockholder who writes the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to the Company at the following physical address or email address:

GreenBox POS

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Email: lindsey@greenboxpos.com

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the year ended December 31, 2020, as filed with the SEC, will be sent to stockholders without charge upon written request directed to Investor Relations, 3131 Camino Del Rio North Suite 1400, San Diego, CA 92108 or by email at ben@greenboxpos.com. The Company makes available on or through our website free of charge our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing. These reports may also be obtained on the SEC’s website: www.sec.gov.

OTHER MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

By Order of the Board of Directors

/s/ Ben Errez

Ben Errez

Chairman of the Board

San Diego, California

October 7, 2021

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

GREENBOX POS

ARTICLE 1. NAME

The name of this corporation is “GreenBox POS.”

ARTICLE 2. SHARES

2.1         Authorized Shares. The total number of shares that this corporation is authorized to issue is 87,500,000 shares of Capital stock, consisting of 82,500,000 shares of common stock, having a par value of $0.001 per share, and 5,000,000 shares of preferred stock, having a par value of $0.01 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

2.2         Issuance of Preferred Stock in Series. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation of the corporation, as determined from time to time by the board of directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The board of directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the rights and preferences of the shares of any series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any series, the board of directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

ARTICLE 3. NO PREEMPTIVE RIGHTS

No statutory preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

ARTICLE 4. NO CUMULATIVE VOTING

The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of this corporation.

ARTICLE 5. BYLAWS

The board of directors shall have the power to adopt, amend or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend, or repeal the Bylaws.

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ARTICLE 6. DIRECTORS

The number of directors of this corporation shall be fixed by the Bylaws and may be increased or decreased from time to time in the manner specified therein.

ARTICLE 7. LIMITATION OF DIRECTORS’ LIABILITY

To the full extent that the Nevada Revised Statutes, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a director. Any amendments to or repeal of this Article shall not adversely affect any right or protection of a director of this corporation for or with respect to an act or omission of such director occurring prior to such repeal or modification.

ARTICLE 8. INDEMNIFICATION OF DIRECTORS AND OFFICERS

8.1         Right to Indemnification. Any individual who is, was, or is threatened to be made a party to or is otherwise involved in (including without limitation as a witness) any threatened, pending, or completed action, suit, or other proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the corporation or that, while a director or officer, he or she is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan, or other enterprise (an “indemnitee”), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as a director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation, to the full extent permissible by applicable law as then in effect, against all losses, claims, damages, expenses and liabilities (including without limitation any obligation to pay any judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or expense incurred with respect to the proceeding, including attorneys’ fees) actually and reasonably incurred or suffered by the indemnitee in connection with the proceeding, and the indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the corporation or a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Except as provided in Section 8.4 with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify the indemnitee in connection with a proceeding (or part of a proceeding) initiated by the indemnitee only if a proceeding (or part of a proceeding) was authorized or ratified by the board of directors.

8.2         Restrictions on Indemnification. The corporation shall not indemnify any director from or on account of: (a) any act or omission of the director finally adjudged to be intentional misconduct or a knowing violation of law; (b) any conduct of the director finally adjudged to be in violation of Nevada Revised Statutes Section 78.300 (as may hereafter be amended or supplemented relating to distributions of the corporation; or (c) any transaction with respect to which it is finally adjudged that the director personally received a benefit in money, property, or services, to which the director was not legally entitled.

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8.3         Advancement of Expenses. The right to indemnification conferred in this paragraph shall be a contract right and shall include the right to be paid by the corporation for the expenses incurred in defending any proceeding in advance of its final disposition (an “advancement of expenses”); provided, however, that the payment of an advancement of expenses shall be made only upon delivery to the corporation of a written undertaking, by or on behalf of the director or officer, in the form of a general unlimited obligation to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this paragraph or otherwise.

8.4         Right of Indemnitee to Bring Suit. If a claim made on the corporation for indemnification under Section 8.1 or 8.3 is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of such claim and, to the extent successful in whole or in part, the indemnitee shall be entitled to be paid also the expense of bring such suit. An indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim to the corporation or, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking has been tendered to the corporation; and thereafter the corporation shall have the burden of proof to overcome the presumption that the claimant is not so entitled. Neither the failure of the corporation (including its board of directors, independent legal counsel or its shareholders) to have made a determination prior to the filing of such petition that indemnification or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the corporation (including its board of directors, independent legal counsel or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

8.5         Nonexclusivity of Rights. Except as set forth in Section 8.4 herein, the right to indemnification and the advancement of expenses conferred in this Article shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise. Notwithstanding any amendment or repeal of this Article, or of any amendment or repeal of any of the procedures that may be established by the board of directors pursuant to this Article, any indemnitee shall be entitled to indemnification in accordance with the provisions of these Articles of Incorporation and those procedures with respect to any acts or omissions of the indemnitee occurring prior to the amendment or repeal.

8.6         Insurance, Contracts and Funding. The corporation may maintain insurance, at its expense, to protect itself and any director, trustee, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability, or loss, whether or not the corporation would have the power to indemnify such individual against such expense, liability, or loss under the Nevada Revised Statutes. Without further shareholder action, the corporation may enter into contracts with any director or officer of the corporation in furtherance of the provisions of this Article and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

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8.7         Indemnification of Employees and Agents of the Corporation. From time to time by action of its board of directors, the corporation may provide to employees and agents of the corporation indemnification and payment of expenses in advance of the final disposition of a proceeding to the same extent provided to officers of the corporation by the provisions of this Article or pursuant to rights granted in or provided by the Nevada Revised Statutes.

ARTICLE 9. AUTHORITY TO AMEND ARTICLES OF INCORPORATION

The corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the Nevada Revised Statutes or by these Amended and Restated Articles of Incorporation, and the rights of the shareholders of this corporation are granted subject to this reservation.

ARTICLE 10. SHAREHOLDER VOTING REQUIREMENT

FOR CERTAIN TRANSACTIONS

To be adopted by the shareholders, an amendment of the Articles of Incorporation, a plan of merger or share exchange with any other corporation, the sale, lease, exchange, or other disposition, whether in one transaction or a series of transactions, by this corporation of all, or substantially all, of the corporation’s assets other than in the usual and regular course of business, or dissolution of the corporation must be approved by a majority of the votes in each voting group entitled to be cast on such mater. This Article is intended to reduce the voting requirements otherwise prescribed by the Nevada Revised Statutes with respect to the foregoing matters.

ARTICLE 11. SHAREHOLDER ACTION BY WRITTEN CONSENT

Any action required or permitted to be taken at a meeting of shareholders of the corporation may be taken without a meeting or a vote if either: (a) the action is taken by written consent of all shareholders entitled to vote on the action; or (b) so long as the corporation is not a public company, the action is taken by written consent of shareholders holding of record, or otherwise entitled to vote, in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. To the extent the Nevada Revised Statutes requires prior notice of any such action to be given to nonconsenting or nonvoting shareholders, such notice shall be given before the date on which the action becomes effective. The notice shall be in the form of a record and shall contain or be accompanied by the same material that, under the Nevada Revised Statutes, would have been required to be delivered to nonconsenting or nonvoting shareholders in a notice of meeting at which the proposed action would have been submitted for shareholder action. Such notice shall be provided in the same manner as the Bylaws or these Amended and Restated Articles of Incorporation require or permit other notices to shareholders to be provided.

EXECUTED this ____ day of November, 2021

Fredi Nisan, CEO

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Appendix B

AMENDED AND RESTATED BYLAWS

OF

GREENBOX POS,

a Nevada corporation

i

ii

AMENDED AND RESTATED BYLAWS

OF

GREENBOX POS,

a Nevada corporation

ARTICLE I

OFFICES

Section 1.         Principal Office. The principal office for the transaction of business of GreenBox POS, a Nevada corporation (the “Corporation”) is hereby fixed and located at 3131 Camino Del Rio North, Suite 1400, San Diego, California 92108. The location may be changed by approval of a majority of the authorized directors, and additional offices may be established and maintained at such other place or places, either within or outside of Nevada, as the Board of Directors may from time to time designate.

Section 2.         Other Offices. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

ARTICLE II

DIRECTORS - MANAGEMENT

Section 1.         Powers, Standard of Care.

1.1         Powers. Subject to the provisions of the Nevada Revised Statutes (hereinafter the “Code”), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Shareholders, as that term is defined in the Code, or by the outstanding shares, as that term is defined in the Code, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

1.2         Standard of Care; Liability.

1.2.1         Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

1.2.2         In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

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(1)         One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented,

(2)         Counsel, independent accountants, or other persons as to which the Director believes to be within such person’s professional or expert competence, or

(3)         A Committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefore is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

Section 2.         Number and Qualification of Directors. The authorized number of Directors of the Corporation shall be not less than one nor more than 11 until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to the Bylaws. The exact number of directors may be fixed within the limits specified by resolution adopted by the vote of the majority of directors in office; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term.

Section 3.         Election and Term of Office of Directors.

3.1         Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. If any such annual meeting of Shareholders is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.2         Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

Section 4.         Vacancies.

4.1         A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at the meeting.

4.2         Vacancies on the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. Each Director so elected shall hold office until the next annual meeting of the Shareholders or until a successor has been otherwise elected and qualified.

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4.3         The Shareholders may elect a Director or Directors to fill a vacancy or vacancies only if there are no Directors in office.

4.4         Any Director may resign, effective upon giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors give notice of his or her or their resignation from the Board of Directors, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director(s).

4.5         No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director’s term of office expires.

Section 5.         Removal of Directors.

5.1         The entire Board of Directors, or any individual Director, may be removed from office as provided by Section 78.335 of the Code at any special meeting of Shareholders called for such purpose by vote of the holders of two-thirds of the voting power entitling them to elect directors in place of those to be removed, subject to the provisions of Section 5.2 of Article II.

5.2         No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Director’s most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

Section 6.         Place of Meetings. Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

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Section 7.         Annual Meetings. Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers, and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the Code, by the Secretary, or other officer designated for that purpose.

Section 8.         Other Regular Meetings.

8.1         Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for such special meetings of the Board of Directors.

8.2         If said day falls upon a holiday, such meetings shall be held on the next succeeding business day thereafter.

Section 9.         Special Meetings/Notices.

9.1         Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any one-third or more of the Directors in office.

9.2         Notice of the time and place for special meetings shall be delivered personally, by electronic mail, by telephone, or sent by first class mail, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting. In case such notice is delivered personally, or by telephone or other recognized delivery service, it shall be delivered personally or by telephone or to the other recognized delivery service at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

Section 10.         Waiver of Notice.

10.1         The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

10.2         Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

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Section 11.         Quorums. Presence of a majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Members of the Board may participate in a meeting through use of conference telephone, video conference, or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 12.         Adjournment. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13.         Notice of Adjournment. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

Section 14.         Sole Director Provided by Articles or Bylaws. In the event only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

Section 15.         Directors Action by Unanimous Written Consent. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors.

Section 16.         Compensation of Directors. By a resolution of the Board of Directors, Directors and Committee members may be paid either expenses, if any, for their attendance at each regular and special meeting of the Board of Directors or Committee meeting, or a fixed sum for attendance at each meeting, or a stated salary as a Director or Committee member, or a combination of the foregoing; provided, however, that nothing contained herein shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, employee or otherwise receiving compensation for such services.

Section 17.         Committees. Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any Committee, who may replace any absent member at any meeting of the Committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by the Code.

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Section 18.         Meetings and Action of Committees. Meetings and action of Committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the Committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the Committee, and special meetings of Committees may also be given to all alternate members, who shall have the right to attend all meetings of the Committee. The Board of Directors may adopt rules for the government of any Committee not inconsistent with the provisions of these Bylaws.

Section 19.         Advisors. The Board of Directors from time to time may request and/or hire for a fee one or more persons to be Advisors to the Board of Directors, but such persons shall not by such appointment be members of the Board of Directors. Advisors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation, and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

ARTICLE III

OFFICERS

Section 1.         Officers. The principal officers of the Corporation shall be a President, a Secretary, and a Treasurer who may also be called Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chief Executive Officer, a Chairman of the Board, a Chief Operations Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

Section 2.         Election of Officers. The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article III, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor shall be duly elected and qualified, or until his or her death, resignation, or removal in the manner hereinafter provided.

Section 3.         Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws, or as the Board of Directors may from time to time determine.

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Section 4.         Removal and Resignation of Officers.

4.1         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

4.2         Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.         Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

Section 6.         Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article III.

Section 7.         President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing Committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

Section 8.         Vice President. In the absence or disability of the Chief Executive Officer, if any, and the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the Chief Executive Officer and President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer and President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the Chief Executive Officer, President, or the Chairman of the Board.

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Section 9.         Secretary.

9.1         The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Shareholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors’ and Committee meetings, the number of shares present or represented at Shareholders’ meetings and the proceedings thereof.

9.2         The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation’s transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

9.3         The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal, if any, of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

Section 10.         Treasurer.

10.1         The Treasurer, who may also be called Chief Financial Officer, shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

10.2         The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

ARTICLE IV

SHAREHOLDERS

Section 1.         Place of Meetings. Meetings of the Shareholders shall be held at any place within or outside the state of Nevada designated by the Board of Directors. In the absence of any such designation, Shareholders’ meetings shall be held at the principal executive office of the Corporation.

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Section 2.         Annual Meeting.

2.1         The annual meeting of the Shareholders shall be held, each year, as follows:

Time of Meeting:                  1:00 p.m.

Date of Meeting:                  September 1

2.2         If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

2.3         If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors.

Section 3.         Special Meetings. Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, or the President.

Section 4.         Notice of Meetings - Reports.

4.1         Notice of any Shareholders meetings, annual or special, shall be given in writing not less than ten calendar days nor more than 60 calendar days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary’s neglect or refusal, by any Director or Shareholder.

4.2         Such notices or any reports shall be given personally, by mail, or other means of written communication as provided in the Code and shall be sent to the Shareholder’s address appearing on the books of the Corporation, or supplied by the Shareholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

4.3         Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of transmission of the notice, intends to present for action by the Shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

4.4         Notice shall be deemed given at the time it is delivered personally or five business days after deposit in the mail or upon receipt of refusal if sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

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Section 5.         Quorum.

5.1         The holders of one-third of the shares entitled to vote at a Shareholders’ meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Code or by these Bylaws.

5.2         The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

Section 6.         Adjourned Meeting and Notice Thereof.

6.1         Any Shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

6.2         When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 calendar days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article IV. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

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Section 7.         Waiver or Consent by Absent Shareholders.

7.1         The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

7.2         The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 4.3 of this Article IV, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

7.3         Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders’ names and addresses and shareholdings during usual business hours upon five business days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent’s usual charges for such a list, a list of the Shareholders’ names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five business days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder’s interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

Section 8.         Maintenance and Inspection of Bylaws. The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours.

Section 9.         Annual Report to Shareholders.

9.1         A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution.

9.2         Only if the Corporation has not filed its annual financial statements during the 12 months prior to such request as required under Section 13 or 15 of the Securities Exchange Act of 1934, then if a Shareholder or Shareholders holding at least 15 percent of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an Income Statement of the Corporation for the three month, six month, or nine month period of the then current fiscal year ended more than 45 calendar days prior to the date of the request, and a Balance Sheet of the Corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within 30 calendar days after the receipt of such request; provided however, that the Shareholder must first provide the Corporation an affidavit that such inspection, is not desired for any purpose not related to his or her interest in the corporation as a stockholder.

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Section 10.         Financial Statements.

10.1         A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution.

10.2         Any person who has been a shareholder of record of the Corporation for no less than six months and owns not less than 15 percent of all of the issued and outstanding shares of the stock of the Corporation or has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least 5 calendar days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make copies of records, and to conduct an audit of such records; provided however, that the shareholder must provide the Corporation an affidavit that such inspection, copies or audit is not desired for any purpose not related to his or her interest in the Corporation as a shareholder.

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Section 11.         Annual List of Officers, Directors, and State Business License Application. The Corporation shall, in a timely manner, as required by law, file with the Secretary of State of Nevada, on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with the Code.

ARTICLE V

AMENDMENTS TO BYLAWS

Section 1.         Amendment by Directors. The Board of Directors shall have power to make, adopt, alter, amend, and repeal, from time to time, Bylaws of the Corporation, except that the Board of Directors shall have no power to change the quorum for meetings of Shareholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of Directors. If any bylaw regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of Shareholders for the election of Directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

Section 3.         Record of Amendments. Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

ARTICLE VI

SHARES OF STOCK

Section 1.         Certificate of Stock.

1.1         The certificates representing shares of the Corporation’s stock shall be in such form as shall be adopted by the Board of Directors and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, if any, the holder’s name, the number of shares of stock and the signatures of: (1) the Chairman of the Board, the Chief Executive Officer, President and (2) the Secretary or Chief Financial Officer.

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1.2         To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a Shareholder, except as therein provided.

Section 2.         Lost or Destroyed Certificates.

The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his or her legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability, or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper to do so.

Section 3.         Transfer of Shares.

3.1         Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his or her duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

3.2         The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4.         Record Date. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding 60 calendar days, nor less than ten calendar days, as the record date for the determination of Shareholders entitled to receive notice of, or to vote at, any meeting of Shareholders, or to consent to any proposal without a meeting, or for the purpose of determining Shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of Shareholders entitled to notice of, or to vote at, a meeting of Shareholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the resolution of the Directors relating thereto is adopted. When a determination of Shareholders of record entitled to notice of, or to vote at, any meeting of Shareholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the Directors fix a new record date for the adjourned meeting.

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ARTICLE VII

DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the Board of Directors may determine.

ARTICLE VIII

FISCAL YEAR

The end of the fiscal year of the Corporation shall be December 31, and may be changed by the Board of Directors from time to time subject to applicable law.

ARTICLE IX

CORPORATE SEAL

The corporate seal shall have inscribed the name of the Corporation, the date of its incorporation, and the word “Nevada” to indicate the Corporation was incorporated pursuant to the laws of the State of Nevada.

ARTICLE X

INDEMNITY

Section 1.         Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, appeal, or proceeding, whether civil, criminal, administrative, or investigative, whether formal or informal, and whether brought by or in the right of the Corporation, its security holders or otherwise by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a Director or officer of the Corporation or is or was serving at the request of the corporation or for its benefit as a Director, officer, employee, or agent of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general corporation law of the State of Nevada from time to time against all expenses, liability and loss (including, without limitation attorneys’ fees and disbursements, judgments, fine penalties, damage, punitive damages, excise tax assessed with respect to an employee benefit plan, amounts paid or to be paid in settlement and cost or expense of any nature) reasonably incurred or suffered by him or her in connection therewith. The Board of Directors may, in its discretion, cause the expense of officers and Directors incurred in defending a civil or criminal action, suit, or proceeding to be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. No such person shall be indemnified against, or be reimbursed for, any expense or payments incurred in connection with any claim or liability established to have arisen out of his or her own willful misconduct or gross negligence. Any right of indemnification shall not be exclusive of any other right which such Directors, officers or representatives may have or hereafter acquire and, which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article. This provision will not apply to actions arising under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

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Section 2.         The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

Section 3.         The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to the full extent permitted by the Code.

ARTICLE XI

MISCELLANEOUS

Section 1.         Shareholders’ Agreements’. Notwithstanding anything contained in this Article X to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein, and may otherwise modify the provisions contained in Article IV, herein as to Shareholders’ meetings and actions.

Section 2.         Effect of Shareholders’ Agreements’. Any Shareholders’ Agreement authorized by the Code, shall only be effective to modify the terms of these Bylaws if the Corporation elects to become a close corporation with the appropriate filing of an amendment to its Articles of Incorporation as required by the Code and shall terminate when the Corporation ceases to be a close corporation. Such an agreement cannot waive or alter the Sections of the Code. Any other provisions of the Code or these Bylaws may be altered or waived thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable.

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CERTIFICATE OF SECRETARY

I, the undersigned, certify that:

1.         I am the duly elected and acting Secretary of GreenBox POS, a Nevada corporation; and

2.         The foregoing Bylaws, consisting of 15 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation on the 18th day of November, 2021.

Lindsey Lee, Secretary

Appendix C

GREENBOX POS

2021 RESTRICTED STOCK PLAN

1.    Purpose

This GreenBox POS 2021 Restricted Stock Plan (this “Plan”) is intended to provide incentives which will attract, retain, motivate, and reward executive officers, non-employee directors, and other key employees of GreenBox POS, a Nevada corporation (the “Company”) or any of its Affiliates, by providing them opportunities to acquire shares of the common stock, no par value per share (“Common Stock”), of the Company. “Affiliate,” as used herein, shall mean any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% or more of the outstanding capital stock (determined by aggregate voting rights) or other voting interests. Furthermore, the Plan is intended to assist in further aligning the interests of the Company’s executive officers, non-employee directors, and other key employees with those of its shareholders. The Plan has been adopted and approved by the Board of Directors (the “Board”) of the Company and shall become effective as of the Effective Date, as defined below.

2.	Administration

(a)    The Plan generally shall be administered by a committee (the “Committee”) which shall initially be the Compensation Committee of the Board or another committee appointed by the Board from among its members, subject to the rules of any stock exchange then listing the Common Stock. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (i) “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants, as defined below, and their legal representatives.

(b)    No member of the Board, no member of the Committee, and no agent of the Committee who is an employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence, or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee, and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence, or willful misconduct.

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(c)    The Committee has the authority to grant Awards to the Participants. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the independent members of the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the agent of the Committee or the Board. The selection of members of the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 2(c) shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, except to the extent that the Board determines that such compliance is not necessary or desirable. The Committee may employ such legal or other counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant, or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant, or agent shall be paid by the Company or any of its Affiliates whose employees have benefited from the Plan, as determined by the Committee.

3.	Participants

Participants shall consist of such executive officers, non-employee directors, and other key employees (individually, “Participant” and collectively, “Participants”) of the Company or any of its Affiliates as the Committee, in its sole discretion, determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of Awards.

4.	Types of Awards and Vesting Restrictions

Stock Awards and Performance Awards may, as determined by the Committee, in its discretion, constitute Performance-Based Awards, as described in Section 8 below. Awards granted to Participants under the Plan may be subject to a graded vesting schedule, unless otherwise determined by the Committee. Awards shall be evidenced by Award agreements (which need not be identical) in the form attached hereto as Exhibit A or in such other form as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.	Common Stock Available Under the Plan

(a)    Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards granted under this Plan shall be 5,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 9 below.

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(b)    Shares Underlying Awards That Again Become Available. The following shares of Common Stock shall again become available for Awards: (1) any shares of Common Stock subject to an Award that are forfeited to the Company under Section 11(b) or 11(c) of this Plan or under the provisions of the applicable Award agreement; (2) any shares of Common Stock subject to an Award that are retained by the Company as payment of the tax withholding obligations with respect to an Award; and (3) a number of shares of Common Stock equal to the number of previously owned shares of Common Stock surrendered to the Company to satisfy tax withholding obligations with respect to an Award.

6.	Stock Awards

The Committee is authorized to grant Stock Awards and shall, in its sole discretion, determine such Participants in the Plan who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. Each Stock Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment or membership on the Board, as applicable, within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the Participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends or other distributions and to vote the shares.

7.	Performance Awards

(a)    In General. The Committee is authorized to grant Performance Awards and shall, in its sole discretion, determine such Participants who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number of Performance Awards that will be paid out to the Participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

(b)    Adjustment of Performance Targets. With respect to those Performance Awards that are not intended to qualify as Performance-Based Awards (as described below), the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

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(c)    Payout. Payment of earned Performance Awards shall be made shares of Common Stock and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. The Committee, in its sole discretion, may permit a Participant to elect to defer the receipt of any Performance Award based upon a performance period of at least 12 months, provided that the Participant performed services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the Participant makes such deferral election. An election to defer the receipt of a Performance Award must be made no later than the date that is six months before the end of the performance period, provided that in no event may an election to defer a Performance Award be made after such Performance Award has become both substantially certain to be paid and readily ascertainable. Notwithstanding the foregoing to the contrary, a Participant shall not be permitted to elect to defer the receipt of a Performance Award unless such election complies with Code Section 409A and Treasury Regulations, Rulings and Notices of Internal Revenue Service (“IRS”) issued thereunder.

8.	Performance-Based Awards

(a)    In General. Certain Stock Awards and Performance Awards granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder).

(b)    Other Performance-Based Awards. Stock Awards and Performance Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by the Committee, in its discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 8(c) below. With respect to such Awards intended to qualify as Performance-Based Awards:

i.    the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed);

ii.    no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

iii.    after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

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(c)    Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group, or corporate financial goals; return on shareholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; sales per square foot or per hour; payroll as a percentage of sales; inventory shrink; inventory turnover; employee turnover; sales, general, and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual, or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

9.	Adjustment Provisions

If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any of its Affiliates or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

10.	Change In Control

(a)    Accelerated Vesting. Notwithstanding any other provision of this Plan, unless otherwise provided in the applicable Award agreement, if there is a Change in Control of the Company (as defined below), all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the Change in Control and such vested Awards shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations. The Committee shall have full discretion, notwithstanding anything herein or in an Award agreement to the contrary, with respect to an outstanding Award, upon the merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, to provide that the securities of another entity may be substituted hereunder for the shares of Common Stock and to make equitable adjustment with respect thereto.

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(b)    Definition. For purposes of this Section 10, (i) if there is an employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect (for the avoidance of doubt, any Change of Control Agreement between the Participant and the Company shall not be considered an employment agreement, offer letter, or director agreement for the purposes of this Plan), “Change in Control” shall have the same definition as the definition of “Change in Control” contained in such employment agreement, at will offer letter, or director agreement; or (ii) if “Change in Control” is not defined in or if there is no such employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect, “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

i.    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (i) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (d) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (ii) of this Section 10(b); or

ii.    Consummation of a reorganization, merger, consolidation, or sale, or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

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iii.    Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

11.	Termination of Employment or Membership on the Board

(a)    Membership on the Board. A non-employee director’s membership on the Board is considered “terminated” in the event of his or her (i) Removal; (ii) not being re-nominated for membership on the Board for the next succeeding period; (iii) being nominated for membership on the Board for the next succeeding period but not being reelected for membership on the Board for such period by the Company’s shareholders; or (iv) resignation from the Board, in any such case, prior to the actual vesting or lapse of any other forfeiture restrictions, as may be determined by the Committee, in its sole discretion. “Removal” for purposes of this provision shall mean the removal of a non-employee director from the Board, with or without cause, in accordance with the Company’s Articles of Incorporation, bylaws, or the Nevada Revised Statutes.

(b)    Death or Disability. Unless otherwise required by law, and subject to any written agreement between the Participant and the Company or any of its Affiliates, if a Participant’s employment or membership on the Board is terminated due to death or Disability (as defined below):

i.    all unvested Stock Awards held by the Participant on the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of his or her employment or membership on the Board related to Disability, as the case may be, shall immediately be forfeited as of such date; and

ii.    all unearned and/or unvested Performance Awards held by the Participant on the date of the Participant’s termination of employment due to death or the date of the termination of his or her employment related to Disability, as the case may be, shall treated as follows:

A.    Unearned and/or unvested Performance Awards with performance periods of greater than one year for which the Participant has completed a minimum of at least one year into a performance period shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the Company’s and/or Participant’s performance immediately prior to the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of his or her employment or membership on the Board related to Disability on a pro-rated basis; and

B.    All other unearned and/or unvested Performance Awards shall immediately be forfeited by such Participant as of such date.

(c)    Other Termination. Subject to any written agreement between the Participant and the Company or any of its Affiliates, if a Participant’s employment or membership on the Board is terminated for any reason, including without limitation, retirement, other than due to death or Disability, all unearned or unvested Awards held by the Participant on the date of the termination of his or her employment or membership on the Board shall immediately be forfeited by such Participant as of such date.

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(d)    Discretionary Accelerated Vesting. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that any or all unvested Stock Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of the Participant’s employment or membership on the Board shall immediately become vested as of such date.

(e)    Disability Definition. For the purposes of this Section 11, (i) if there is an employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect (for the avoidance of doubt, any Change of Control Agreement between the Participant and the Company shall not be considered an employment agreement, offer letter, or director agreement for the purposes of this Plan), “Disability” shall have the same definition as the definition of “Disability” contained in such employment agreement, at will offer letter, or director agreement; or (ii) if “Disability” is not defined in such employment agreement, at will offer letter, or director agreement or if there is no employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect, “Disability” shall mean the following, as may be further modified or supplemented by the Committee in its sole discretion: As a result of the Participant’s physical or mental illness, the Participant is absent from the Participant’s duties with the Company on a full-time basis for three consecutive months, and within 30 days after written Notice of Termination (as defined below) is given, the Participant does not return to the full-time performance of the Participant’s duties. For purposes of this Plan, a “Notice of Termination” shall mean a written notice from the Company which indicates that the Participant has been determined to have Disability within the definition of this Section 11(e) of this Plan and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for such determination.

12.	Section 409A of the Code

(a)    Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

(b)    If any provision of the Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause an Award to be subject to the interest and penalties under Code Section 409A, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

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(c)    Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Code Section 409A.

(d)    Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Code Section 409A) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Code Section 409A.

13.	Transferability

Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award may permit the transferability of such Award by a Participant solely to members of the Participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

14.	Other Provisions

Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines on the date of grant to be appropriate, including without limitation, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of vesting of Awards, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment or membership on the Board, in addition to those specifically provided for under the Plan. The Committee shall have the authority to retract any Award granted under the Plan in case of a material restatement of the financial statements of the Company or if it is otherwise determined by the Committee that the previously granted Award was not earned by the Participant.

15.	Fair Market Value

For purposes of this Plan and any Awards granted hereunder, “Fair Market Value” shall mean, as of any given date, the closing price of a share of Common Stock on The Nasdaq Stock Market LLC or such other public trading market on which shares of Common Stock are listed or quoted on that date. If there is no regular public trading market for shares of Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith. In each case, the Fair Market Value shall be determined without regard to whether shares of Common Stock are restricted or represent a minority interest.

16.	Withholding

All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state, and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the Participant receiving such Common Stock to remit to it or to the Affiliate that employs such Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Affiliate employing the Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Affiliate, as the case may be, to the Participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

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17.	Tenure

A Participant’s right, if any, to continue to serve the Company as an executive officer, non-employee director, other key employee, or otherwise shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

18.	Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.	No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

20.	Duration

(a)    Amendment and Termination. No Award shall be granted more than seven years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant’s consent, except as otherwise provided for in Section 9. No amendment of the Plan shall, without approval of the shareholders of the Company, (i) increase the total number of shares which may be issued under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; or (iii) otherwise materially amend the Plan as provided in Nasdaq Marketplace Rules or the rules of another public trading market on which shares of Common Stock are then listed or quoted.

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21.	Governing Law

THIS PLAN, AWARDS GRANTED HEREUNDER AND ACTIONS TAKEN IN CONNECTION HEREWITH SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA (REGARDLESS OF THE LAW THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE NEVADA PRINCIPLES OF CONFLICT OF LAWS).

22.	Severability

In case any provision of this Plan shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

23.	Effective Date; Termination; Days

(a)    The Plan shall be effective as of the date on which the Plan is approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company (the “Effective Date”) and such approval of shareholders shall be a condition to the right of each Participant to receive Awards hereunder.

(b)    This Plan shall terminate on the seventh anniversary of the Effective Date (unless sooner terminated by the Board).

(c)    Any reference to the word "day" or "days" herein shall mean calendar day or calendar days, respectively, unless otherwise expressly provided.

The foregoing 2020 Restricted Stock Plan was duly adopted and approved by the Board of Directors of the Company on October 21, 2021.

GREENBOX POS

By: Fredi Nisan

Its: Chief Executive Officer

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Exhibit A

RESTRICTED STOCK AGREEMENT

GRANTED TO:                        [ ] (“Participant”)

DATE OF GRANT:                  [ ]

GRANTED PURSUANT TO: GreenBox POS 2021 Restricted Stock Plan

NUMBER OF SHARES:         [ ]

VESTING SCHEDULE:         [ ]

1.    Restricted Stock Agreement. This Restricted Stock Agreement (this “Agreement”) is made and entered into as of (the “Date of Grant”) between GreenBox POS, a Nevada corporation (the “Company”), and the Participant, as first listed above in the GreenBox POS 2021 Restricted Stock Plan (the “Plan”), a copy of which is enclosed herewith. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan.

2.    Grant of Restricted Stock. The Participant is granted the Number of Shares of Common Stock of the Company (the “Restricted Stock”) as stated above. The Restricted Stock is granted as provided for under the Plan and is subject to the terms and conditions set forth in the Plan and this Agreement. The Restricted Stock granted hereunder is a matter of separate inducement and is not in lieu of salary or other compensation for the services of a Participant to the Company or any of its Affiliates.

3.    Vesting. This grant of Restricted Stock shall vest in accordance with the following schedule:

[The Committee may provide for any vesting schedule it deems appropriate, from immediate vesting to any daily, monthly or yearly vesting up to seven years and in combination with any or none of the performance measures permitted to be used under the Plan, either individually or in any combination and with or without acceleration. Sample vesting language as follows:

“Subject to the provisions of Section 8 of this Agreement, the Restricted Stock shall vest during the term of Participant’s employment in four equal annual installments of 25% of the shares of Restricted Stock covered by this Agreement, the first installment to be exercisable on the 12 month anniversary of the date of this Option (the “Initial Vesting Date”), with an additional 25% of such shares vesting on each of the three successive 12 month periods following the Initial Vesting Date.”]

4.    Restrictions Prior to Vesting. The Restricted Stock granted hereunder shall be promptly issued and evidenced by a certificate or certificates for such shares issued in the Participant’s name or by book entry at the Company’s option. The Participant shall have all of the rights of a shareholder with respect to the shares of Restricted Stock that are vested, including, but not limited to, the right to vote such shares and to receive all dividends and other distributions paid with respect to them; provided, however, that the shares shall be subject to the restrictions on transferability in Sections 6 and 7 below. Unless otherwise provided in this Section 4, the Company shall hold the certificate or certificates for such shares until the date the restrictions on transferability are removed in accordance with Sections 6 and 8 below. The Company may, in its sole discretion and at any time prior to the date the restrictions on transferability are removed in accordance with Sections 6 and 8 below, require (i) that the stock certificate or certificates representing such shares shall be imprinted with a legend stating that the shares represented thereby are the restricted shares subject to the terms and conditions of this Agreement and, as such, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Agreement, and/or (ii) that the Participant shall, upon receipt of the certificate or certificates therefor, deposit such certificate or certificates together with a stock power or other like instrument of transfer, appropriately endorsed in blank, with an escrow agent designated by the Company, which may be the Company, its outside counsel, or its transfer agent under a deposit agreement containing such terms and conditions as the Company shall approve, with the expenses of such escrow to be borne by the Company.

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5.    Adjustment Provisions. If under Section 9 of the Plan the Participant, as the owner of the shares of the Restricted Stock, shall be entitled to new, additional, or different shares of stock or securities, (i) the Company may require that the certificate or certificates for, or other evidences of, such new, additional or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, shall be imprinted with a legend as provided in Section 4 above, be deposited by the Participant under the deposit agreement provided for therein, and (ii) such certificate or certificates for, or other evidences of, such new, additional or different shares or securities shall be subject to the restrictions on transferability as provided in Sections 6 and 7 below.

6.    Removal of Transfer Restrictions. The shares of the Restricted Stock shall be subject to restrictions on transferability. Subject to Section 8 below, such restrictions shall be removed from such shares according to the vesting schedule set forth above. Notwithstanding anything contained in this Agreement to the contrary, if there is a Change in Control of the Company, all unvested shares of Restricted Stock granted under this Agreement shall become fully vested immediately upon the occurrence of the Change in Control and such vested shares of Restricted Stock shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations.

7.    No Transfer. During the period when the Restricted Stock is subject to the restrictions on transferability, none of the shares of the Restricted Stock subject to such restrictions shall be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except by will or the laws of descent and distribution. Any attempt by the Participant to dispose of any shares of the Restricted Stock in any such manner shall result in the immediate forfeiture of such shares.

8.	Termination of Employment or Membership on the Board.

a.    Death or Disability. If the Participant’s employment or membership on the Board, as applicable, is terminated due to death or Disability all unvested shares of Restricted Stock held by the Participant on the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of his or her employment related to Disability, as the case may be, shall immediately be forfeited as of such date, unless otherwise required by law.

b.    Other Termination. If a Participant’s employment or membership on the Board, as applicable, is terminated for any reason, including, without limitation, retirement, other than due to death or Disability, all unvested shares of Restricted Stock held by the Participant on the date of the termination of his or her employment or membership on the Board, as applicable, shall immediately be forfeited by such Participant as of such date.

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c.    Discretionary Accelerated Vesting. Notwithstanding anything contained in this Agreement to the contrary, the Committee may, in its discretion, provide that any or all unvested shares of Restricted Stock held by the Participant on the date of the Participant’s death and/or the date of the termination of the Participant’s employment or membership on the Board, as applicable, shall immediately become vested as of such date.

9.    Tax Withholding. All payments or distributions of an Award made pursuant to this Agreement shall be net of any amounts required to be withheld pursuant to applicable federal, state, and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to this Agreement, it may require the Participant receiving such Common Stock to remit to it or to the Affiliate that employs such Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Affiliate employing the Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Affiliate, as the case may be, to the Participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a Participant to pay all or a portion of the federal, state, and local withholding taxes arising in connection with this Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

10.    Legend. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing any shares of Common Stock delivered to the Participant under this Agreement shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws. Unless and until the shares of Common Stock delivered to the Participant under this Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), all certificates representing such shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION

UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE RESTRICTED STOCK AGREEMENTBETWEEN THE COMPANY AND THE ISSUE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO FORFEITURE TO THE COMPANY UNDER CERTAIN CONDITIONS.

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Appropriate stop transfer instructions with respect to such shares have been placed with the Company’s transfer agent.

11.    Securities Act. The Participant covenants and agrees with the Company that if, with respect to any shares of Common Stock delivered to the Participant pursuant to this Agreement, there does not exist a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall include, or shall be accompanied by, as applicable, a prospectus that is current with respect to the shares of Common Stock subject to this Agreement, (i) he or she takes the shares of Common Stock for his or her own account and not with a view to the resale or distribution thereof, (ii) any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (iii) the certificate or certificates evidencing such shares shall bear a legend to the effect of the foregoing.

12.    Conflicts. This Agreement is subject to all terms, conditions, limitations, and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions. In the event, however, of any conflict between the provisions of this Agreement or the Plan and the provisions of an employment or change-in-control agreement between the Company and the Participant, as applicable, the provisions of the latter shall prevail.

13.    No Employment Contract. This Agreement is not a contract of employment and the terms of the Participant’s employment or membership on the Board shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the Participant’s employment or membership on the Board, and it shall not impose any obligation on the Participant’s part to remain in the employ of the Company or any of its Affiliates.

14.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORD WITH THE LAWS OF THE STATE OF NEVADA, EXCLUDING PRINCIPLES OF CONFLICTS OF LAW.

15.    Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.    Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and constitute the same instrument.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the undersigned have executed this Restricted Stock Agreement as of the date first written above.

GREENBOX POS

By: ____________________________________________

Name: ____________________________________________

Title: ____________________________________________

ACCEPTED:

By: ____________________________________________

Name: ____________________________________________

Name of Participant

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Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 11/17/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - **Go to www.virtualshareholdermeeting.com/GBOX2021**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 11/17/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Carl Williams 02) Dennis James 03) Ezra Laniado 04) William Caragol 05) Genevieve Baer
06) Fredi Nisan 07) Ben Errez

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.	For	Against	Abstain
2. To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year ending December 31, 2021;	☐	☐	☐
3. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;	☐	☐	☐
4. To approve our Amended and Restated Articles of Incorporation;	☐	☐	☐
5. To approve our Amended and Restated Bylaws;	☐	☐	☐
6. To approve the adoption of the GreenBox POS 2021 Restricted Stock Plan;	☐	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000521103_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com

GREENBOX POS
Annual Meeting of Shareholders
November 18, 2021 at 1:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Carl Williams and William Caragol, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of GREENBOX POS that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM on November 18, 2021, at www.virtualshareholdermeeting.com/GBOX2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000521103_2 R1.0.0.177